                               POWER OF ATTORNEY

  WHEREAS, Enserch Preferred Capital, Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, Registration Statement No. 33-52525 on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of the securities of this Corporation;

  NOW, THEREFORE, the undersigned in his capacity as an officer of the Corporation, does hereby appoint D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.


                                            /s/ J. W. Pinkerton
                                       ______________________________
                                               J. W. Pinkerton

                               POWER OF ATTORNEY

  WHEREAS, Enserch Preferred Capital, Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, Registration Statement No. 33-52525 on Form S-3, including a Prospectus, withsuch amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of the securities of this Corporation;

  NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.


                                                  /s/ W. T. Satterwhite
                                         ---------------------------------------
                                                    W. T. Satterwhite

                               POWER OF ATTORNEY

  WHEREAS, Enserch Preferred Capital, Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, Registration Statement No. 33-52525 on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of the securities of this Corporation;

  NOW, THEREFORE, the undersigned in his capacity as a director of the Corporation, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.


                                                /s/ S. R. Singer
                                         ---------------------------------------
                                                    S. R. Singer

                               POWER OF ATTORNEY

        WHEREAS, Enserch Preferred Capital, Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, Registration Statement No. 33-52525 on Form S-3, including a Prospectus, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form S-3 in connection with the registration of the securities of this Corporation;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Corporation, does hereby appoint W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Corporation, said Form S-3 and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commision. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.



                                        /s/ D. W. Biegler
                                       -------------------------
                                       D. W. Biegler